SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 29, 2006 (June 15, 2006)

THOMAS PROPERTIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)

213-613-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition of Assets

In accordance with Rule 3-14 and Article 11 of Regulation S-X, this report on Form 8-K/A amends the report on Form 8-K of Thomas Properties Group, Inc. (the Company), filed June 15, 2006, to include the financial statement and pro forma financial information for the completed acquisition of a four building campus on June 15, 2006 (CityWestPlace) by TPG/CalSTRS, LLC, a joint venture between Thomas Properties Group, L.P. (a subsidiary of the Company) and the California State Teachers’ Retirement System.

Item 9.01	Financial Statements and Exhibits

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma financial information relating to CityWestPlace:

a)	Financial statement of business acquired

Report of Independent Registered Public Accounting Firm

Combined Statements of Revenues and Certain Expenses for the period from January 1, 2006 through June 14, 2006 (unaudited) and the year ended December 31, 2005

Notes to Combined Statements of Revenues and Certain Expenses

b)	Unaudited pro forma financial information

Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the six months ended June 30, 2006

Pro forma condensed consolidated statement of operations of Thomas Properties Group, Inc. for the year ended December 31, 2005

Notes to pro forma condensed consolidated financial statements of Thomas Properties Group, Inc.

c)	Exhibits

None

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders of

Thomas Properties Group, Inc.:

We have audited the accompanying combined statement of revenues and certain expenses of CityWestPlace (the “Property”) for the year ended December 31, 2005. The combined financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. We were not engaged to perform an audit of the Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Thomas Properties Group, Inc. and is not intended to be a complete presentation of the Property’s combined revenues and certain expenses.

In our opinion, the combined financial statements referred to above presents fairly, in all material respects, the combined revenues and certain expenses of the Property as described in Note 1 for the year ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California

August 28, 2006

CITYWESTPLACE

COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(In thousands)

	For the period from January 1, 2006 through June 14, 2006	For the year ended December 31, 2005
	(unaudited)
Revenues:
Rental	$5,306	$9,827
Other	90	—

Total revenues	5,396	9,827

Certain expenses:
Rental property operating and maintenance	5,570	10,423
Real estate taxes	2,916	5,831

Total certain expenses	8,486	16,254

Certain expenses in excess of revenues	$(3,090)	$(6,427)

CITYWESTPLACE

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 14, 2006 (UNAUDITED) AND

THE YEAR ENDED DECEMBER 31, 2005

(Tabular amounts in thousands)

1. Basis of Presentation

The accompanying combined statements of revenues and certain expenses relate to the combined operations of CityWestPlace (the Property), located in Houston, Texas.

On June 15, 2006, TPG/CalSTRS, LLC, a joint venture between Thomas Properties Group, L.P. (an entity in which Thomas Properties Group, Inc. (the Company) is the general partner) and the California State Teachers’ Retirement System, completed the acquisition of the Property from BMC Software, Inc. (the Property Owner) for $295,000,000. The transaction also included 24 acres of adjacent developable land.

The Property is not a legal entity and the accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, the accompanying combined statements of revenues and certain expenses are not representative of the actual results of operations of the Property for the period from January 1, 2006 through June 14, 2006 and the year ended December 31, 2005 due to the exclusion of certain revenue and expenses which may not be comparable to the future operations of the Property. Excluded items consist of depreciation and amortization expense, interest expense, and allocated insurance and salaries expenses not directly comparable to the future operations of the Property.

Further, the Property Owner occupied approximately 50% of the Property, and no revenues have been recorded for this space for the period from January 1, 2006 through June 14, 2006 and the year ended December 31, 2005. A subsidiary of TPG/CalSTRS, LLC entered into lease agreements with the Property Owner upon acquisition of the Property on June 15, 2006.

An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Property was acquired from an unaffiliated party and (ii) based on the investigation of the Property, the Company is not aware of any material factors, other that those factors described above, relating to the Property that would cause this financial information not to be necessarily indicative of future operating results.

In the decision to acquire the Property, the Company considered several factors, including the competition, the location, the leases, the rental rates, and the occupancy of the Property.

2. Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to prepare the combined statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

CITYWESTPLACE

NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH JUNE 14, 2006 (UNAUDITED) AND

THE YEAR ENDED DECEMBER 31, 2005

(Tabular amounts in thousands)

(c) Unaudited Interim Information

The combined statement of revenues and certain expenses for the period from January 1, 2006 through June 14, 2006 is unaudited. In the opinion of management, such financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal recurring nature.

3. Minimum Future Lease Rentals

The Property is subject to various lease agreements with tenants. As of December 31, 2005, the minimum future cash rents receivable under noncancelable operating leases in each of the next five years and thereafter, on a cash basis, are as follows:

Year ending December 31:
2006	$10,372
2007	10,778
2008	11,682
2009	11,740
2010	11,770
Thereafter	46,909

$103,251

4. Tenant Concentration

For the year ended December 31, 2005, Halliburton Energy Services, Inc. accounted for approximately 90% of the rental revenues of the Property.

5. Commitments and Contingencies

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any existing potential claims would not have a material impact on the Property’s revenues and certain expenses.

In connection with the ownership and operation of the real estate project, the Property may be potentially liable for costs and damages related to environmental matters, including asbestos-containing materials that may be located at the Property. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim in connection with any of the buildings, and the Property is not aware of any other environmental condition with respect to any of the buildings that management believes will have a material adverse effect on the Property’s revenues and certain expenses.

THOMAS PROPERTIES GROUP, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated statements of operations of Thomas Properties Group, Inc. (the “Company”) for the six months ended June 30, 2006 and the year ended December 31, 2005 are presented as if the purchase of CityWestPlace, related financing transactions, and commencement of the lease agreements with the Property Owner occurred on the first day of the period presented for the pro forma condensed consolidated statements of operations.

The pro forma condensed consolidated balance sheet as of June 30, 2006 has not been presented, as the purchase of CityWestPlace, related financing transaction and commencement of the lease agreements with the Property Owner occurred on June 15, 2006 and have already been reflected in the balance sheet as of June 30, 2006.

The pro forma condensed consolidated financial information should be read in conjunction with the historical consolidated financial statements of the Company, including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2005 and quarterly report on Form 10-Q for the quarter ended June 30, 2006, and the separate historical consolidated financial statements of TPG/CalSTRS, LLC, including the notes thereto, that were filed as part of the Company’s annual report on Form 10-K for the year ended December 31, 2005.

The pro forma condensed consolidated financial statements do not purport to represent the results of operations that would actually have occurred assuming the purchase of CityWestPlace and related financing transaction had all occurred on the first day of the periods presented; nor do they purport to project our results of operations for any future period.

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2006

(Unaudited)

(In thousands, except share and per share data)

	The Company Historical	Acquisition of CityWestPlace	Other Pro Forma Adjustments		Company Pro Forma
	(A)	(B)
Revenues:
Rental	$16,635	$—	$—		$16,635
Tenant reimbursements	9,542	—	—		9,542
Parking and other	2,215	—	—		2,215
Investment advisory, management, leasing and development services	3,783	—	—		3,783
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	6,339	657	—		6,996

Total revenues	38,514	657	—		39,171

Expenses:
Rental property operating and maintenance	8,177	—	—		8,177
Real estate taxes	2,919	—	—		2,919
Investment advisory, management, leasing and development services	4,104	—	—		4,104
Rent—unconsolidated real estate entities	115	—	—		115
Interest	10,759	—	—		10,759
Depreciation and amortization	6,405	—	—		6,405
General and administrative	8,266	—	—		8,266

Total expenses	40,745	—	—		40,745

Loss from early extinguishment of debt	(360)	—	—		(360)
Interest income	1,273	—	—		1,273
Equity in net loss of unconsolidated real estate entities	(9,604)	(3,413)	—		(13,017)
Minority interests – unitholders in the Operating Partnership	6,176	—	1,507	(C)	7,683
Minority interests in consolidated real estate entities	(524)	—	—		(524)

(Loss) income before benefit for income taxes	(5,270)	(2,756)	1,507		(6,519)
Benefit for income taxes	2,081	—	499	(D)	2,580

Net (loss) income	$(3,189)	$(2,756)	$2,006		$(3,939)

Pro forma loss per share – basic					$(0.27)
Pro forma loss per share – diluted					$(0.27)
Pro forma weighted average common shares outstanding— basic					14,328,162
Pro forma weighted average common shares outstanding— diluted					14,328,162

See accompanying notes to pro forma condensed consolidated financial statements.

THOMAS PROPERTIES GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

(Unaudited)

(In thousands, except share and per share data)

	The Company Historical	Acquisition of CityWestPlace	Other Pro Forma Adjustments		Company Pro Forma
	(A)	(B)
Revenues:
Rental	$32,618	$—	$—		$32,618
Tenant reimbursements	18,899	—	—		18,899
Parking and other	4,224	—	—		4,224
Investment advisory, management, leasing and development services	4,633	—	—		4,633
Investment advisory, management, leasing, and development services—unconsolidated real estate entities	8,876	2,541	—		11,417

Total revenues	69,250	2,541	—		71,791

Expenses:
Rental property operating and maintenance	14,605	—	—		14,605
Real estate taxes	5,803	—	—		5,803
Investment advisory, management, leasing and development services	6,218	—	—		6,218
Rent—unconsolidated real estate entities	233	—	—		233
Interest	20,784	—	—		20,784
Depreciation and amortization	12,408	—	—		12,408
General and administrative	12,914	—	—		12,914

Total expenses	72,965	—	—		72,965

Gain on purchase of other secured loan	25,776	—	—		25,776
Loss from early extinguishment of debt	(4,497)	—	—		(4,497)
Interest income	1,268	—	—		1,268
Equity in net loss of unconsolidated real estate entities	(16,259)	(8,860)	—		(25,119)
Minority interests – unitholders in the Operating Partnership	(1,559)	—	3,457	(C)	1,898
Minority interests in consolidated real estate entities	328	—	—		328

Income (loss) before (provision) benefit for income taxes	1,342	(6,319)	3,457		(1,520)
(Provision) benefit for income taxes	(698)	—	1,145	(D)	447

Net income (loss)	$644	$(6,319)	$4,602		$(1,073)

Pro forma loss per share – basic					$(0.08)
Pro forma loss per share –diluted					$(0.08)
Pro forma weighted average common shares outstanding— basic					14,301,932
Pro forma weighted average common shares outstanding—diluted					14,308,087

See accompanying notes to pro forma condensed consolidated financial statements.

THOMAS PROPERTIES GROUP, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

The adjustments to the pro forma condensed consolidated financial statements for the six months ended June 30, 2006 and the year ended December 31, 2005 are as follows:

(A)	Derived from the Company’s historical condensed consolidated statement of operations for the six months ended June 30, 2006 and year ended December 31, 2005.

(B)	Reflects the acquisition of CityWestPlace and related financing transaction, as though they had occurred at the beginning of the period.

(C)	Allocation of minority interest in net loss of the Operating Partnership as a result of acquisition of CityWestPlace and related financing transaction.

(D)	Represents pro forma income tax (provision) benefit adjustment (based on statutory tax rate of 40%) on our pro forma pretax income (loss).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

/s/ Diana M. Laing
Diana M. Laing
Chief Financial Officer and Secretary

August 28, 2006